UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):                                                                                                September 1, 2009

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

6737 West Washington Street, Suite 2250
Milwaukee, Wisconsin	53214
(Address of Principal Executive Offices)	(ZIP Code)

(414) 977-4000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Merge Healthcare Incorporated (the “Registrant”) is filing this Form 8-K/A as an amendment to its Form 8-K that was filed on September 1, 2009 and which is hereby incorporated by reference.

Item 2.01     Completion of Acquisition or Disposition of Assets.

See the information set forth in Item 3.02, which is incorporated herein by reference.

Item 3.02             Unregistered Sales of Equity Securities.

On September 1, 2009, Merge Healthcare Incorporated (the “Registrant”), Confirma, Inc. (“Confirma”) and Merge Acquisition Corporation, a newly formed wholly-owned subsidiary of Registrant (“Merger Sub”), completed a merger whereby Merger Sub was merged with and into Confirma, with Confirma surviving as a wholly-owned subsidiary of Registrant.  The aggregate consideration received by shareholders of Confirma was approximately $22 million, which was paid in 5,422,117 shares of Registrant’s common stock. Following the acquisition, former shareholders of Confirma beneficially own approximately 9% of MRGE.  The shares issued pursuant to the Merger were issued exclusively to accredited investors pursuant to an exemption under Regulation D of the Securities Act of 1933, as amended.

The Merger Agreement governing the Merger contains customary representations, warranties and covenants by the parties.

In addition, certain shareholders of Confirma entered into a voting agreement pursuant to which such shareholders committed to vote in favor of the transaction at a special meeting of Confirma’s shareholders called for the purposes of approving the transactions contemplated by the Merger Agreement.  Such shareholders held a sufficient number of shares of Confirma to approve the transaction.

Other Information

The foregoing descriptions of the Merger Agreement and the documents related thereto are qualified in their entirety by reference to the full texts of those documents, which are filed as exhibits hereto.

Item 9.01     Financial Statements and Exhibits.

Exhibit 99.1	Merger Agreement dated August 7, 2009, between Registrant and Confirma, Inc. (incorporated herein by reference to exhibit 99.1 to that Current Report on Form 8-K filed by Registrant with the SEC on August 7, 2009).

Exhibit 99.2	Voting Agreement dated August 7, 2009, between Registrant, Confirma, Inc., and certain shareholders of Confirma (incorporated herein by reference to exhibit 99.2 to that Current Report on Form 8-K filed by Registrant with the SEC on August 7, 2009).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

September 4, 2009	/s/ Ann Mayberry-French
By: Ann Mayberry-French
Title: General Counsel

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